Rule 497(e)
File Nos. 333-114404; 811-21433

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT TWELVE

HV-4900 - HART - Fee

Supplement dated October 29, 2025 to Prospectus dated May 1, 2025

Effective November 1, 2025, Victory Capital Solutions will become the investment adviser of the Victory Diversified Stock Fund.

Accordingly, effective November 1, 2025, the information for the Victory Diversified Stock Fund - Class A in "The Funds” section of the Prospectus will be updated as follows (all other information in “The Funds” section of the Prospectus will remain unchanged):

Sub-Account	Investment Objective Summary	Investment Adviser/Sub-Adviser
Victory Diversified Stock Fund - Class A	Provide long-term growth of capital.	Victory Capital Solutions (Effective 11/1/25, Victory Capital Management Inc. was replaced by Victory Capital Solutions)

Please read this Supplement carefully and retain it for future reference.

2025-PROSUPP-28